Exhibit 99.1

                                   [GRAPHIC]

                      Iridium Business Overview & Update

                                 December 2008

GHL Acquisition Corp.

Forward Looking Statements
-------------------------------------------------------------------------------

This communication contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. The words "anticipates", "may",
"can", "believes", "expects", "projects", "intends", "likely", "will", "to be"
and other expressions that are predictions of or indicate future events, trends or prospects and which do not relate to historical matters identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of GHL Acquisition Corp. ("GHQ") and/or
Iridium Holdings LLC ("Iridium") to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties regarding the timing of the proposed transaction with Iridium, whether the transaction will be approved by GHQ's stockholders, whether the closing conditions will be satisfied (including receipt of regulatory approvals), as well as industry and economic conditions, competitive, legal, governmental and technological factors. There is no assurance that GHQ's or

Iridium's expectations will be realized. If one or more of these risks or uncertainties materialize, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

                                                                              2

Additional Information and Where to Find It
-------------------------------------------------------------------------------

This communication is being made with respect to a proposed acquisition and related transactions involving GHQ and Iridium. In connection with these proposed transactions, GHQ has filed or intends to file with the Securities
Exchange Commission ("SEC") a preliminary proxy statement and to mail a definitive proxy statement and other relevant documents to GHQ's stockholders.
The information contained in this communication is not complete and may be changed. Before making any voting or investment decisions, GHQ's stockholders and other interested persons are urged to read GHQ's preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with GHQ's solicitation of proxies for the special meeting to be held to approve the acquisition and any other relevant documents filed with the
SEC because they will contain important information about Iridium, GHQ and the proposed transactions. The definitive proxy statement will be mailed to GHQ stockholders as of a record date to be established for voting on the proposed acquisition. Stockholders and other interested persons will also be able to obtain a copy of the preliminary and definitive proxy statements once they are available, without charge, at the SEC's web site at http://www.sec.gov or by directing a request to: GHL Acquisition Corp., 300 Park Avenue, 23rd Floor, New
York, New York, telephone: (212) 372-4180.

GHQ also intends to launch a tender offer for its common shares which tender offer will be expected to close concurrent with the closing of the acquisition of Iridium. The tender has not yet commenced. This communication is neither an offer to purchase nor a solicitation of an offer to sell shares of GHQ. Upon commencement of the tender offer, GHQ will file with the SEC a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents. GHQ stockholders and other investors should read these materials carefully when such documents are filed and become available, as they will contain important information about the terms and conditions of the tender offer. Stockholders and other interested persons will also be able to obtain these documents once they are available, without charge, at the SEC's website at http://www.sec.gov, or by directing a request to : GHL Acquisition Corp., 300 Park Avenue, 23rd Floor, New York, New
York, telephone: (212) 372- 4180.

                                                                              3

Participants in the Solicitation
-------------------------------------------------------------------------------

GHQ and its directors and officers may be deemed to be participants in the solicitation of proxies to GHQ's stockholders in connection with the acquisition. A list of the names of those directors and officers and a description of their interests in GHQ is contained in GHQ's report on Form 10-K for the fiscal year ended December 31, 2007, which is filed with the SEC, and will also be contained in GHQ's proxy statement when it becomes available.
GHQ's stockholders may obtain additional information about the direct and indirect interests of the participants in the acquisition, by security holdings or otherwise, by reading GHQ's proxy statement and other materials to be filed with the SEC as such information becomes available.

Nothing in this communication should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services.

                                                                              4

Global Network Providing Unique Capabilities
-------------------------------------------------------------------------------

Iridium is the world's largest and most sophisticated commercial satellite network providing global communications on the move - people, vehicles, aircraft, vessels, assets

o    66 satellite polar orbiting constellation

     o    8 in-orbit spares

o    A single subscriber device works worldwide

o    Ubiquitous coverage

     o    All oceans and land masses, including polar routes

     o    Any terrain

     o    Where terrestrial infrastructure is unavailable or undesirable

o    Low earth orbit system provides numerous benefits and cost advantages for end users

o    Satellite-to-satellite links create a secure mesh network in space

                                                                              5

Leader in Mobile Satellite Communications

- Fastest growing full-service provider of mobile satellite services (MSS)
- Highly defensible position with little direct competition
- Strong and consistent financial performance
- Attractive MSS market growing at 15% annually through 2015[(1)]
- Significant current and future cash generation capability
- High-value industrial and Government customers
- R&D investments and new products fuel new growth opportunities iridium

Note:
(1) Source: Euroconsult.

6

Attractive, Defensible Business Model

Iridium has a highly sustainable business model over both the long and short term

- **Superior product and service offering**
  - Low latency, high call quality satellites providing truly global coverage
- **Significant portion of end users relatively insulated from economic uncertainty**
  - U.S. Government
  - Foreign Governments
  - First Responders
  - Relief and Aid Agencies
- **Largely fixed cost operating structure**
  - >90% of incremental service revenues drop to EBITDA
  - Significant scale (~3-5x increase in subscribers) possible with existing infrastructure
- **Significant barriers to entry**
  - Difficult to acquire spectrum, orbital space, VAR relationships
  - Long lead time and capex to launch
- **Secular growth in the MSS industry**
  - Strong subscriber growth, increasing coverage needs, new applications driving demand iridium

7

Strong Growth Trajectory
-------------------------------------------------------------------------------

Iridium has grown rapidly and consistently, as measured by subscribers, revenues and Operational EBITDA

The Company's Q308YTD Operational EBITDA has already far exceeded its
Operational EBITDA for the full year 2007

                                   [GRAPHIC]

(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized as well as non-
recurring costs associated with financing activities including the GHQ transaction.

                                                                              8

Strong and Consistent Growth

Iridium has been and continues to be on an impressive growth trajectory, recently experiencing some of the strongest months of operation in its history

- **Significant Long-Term and Recent Growth in Subscribers**
  - Over 309,000 subscribers as of September 2008
  - 32% compound annual growth 2002-2007
  - 37% growth September 2008 vs. September 2007
- **Significant Long-Term and Recent Growth in Revenue**
  - 31% compound annual growth 2002-2007
  - 26% growth September 2008YTD vs. September 2007YTD
- **Significant Long-Term and Recent Growth in Operational EBITDA** (1)
  - EBITDA positive since 2004
  - 44% growth September 2008YTD vs. September 2007YTD
  - At inflection point with largely fixed cost business model
- **Strong Performance Across All Verticals**
  - Maritime
  - Aviation
  - Government
  - Land/Mobile (Handsets)
  - Machine-to-Machine (Asset Tracking and Telemetry – Short Burst Data)

(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized as well as non-recurring costs associated with financing activities including the GHQ transaction.

iridium 9

Strong Position in Growing Market
-------------------------------------------------------------------------------

Iridium has grown consistently since its re- launch, with subscribers and revenue growing at compound annual rates of 32% and 31% respectively, from
2002-2007

o    Attractive market for mobile satellite services (MSS)

     o    Total market $1.1B in 2007

     o    Commercial terminals are projected to grow at 21% per annum

     o    Commercial service revenue projected to grow at 15% per annum

o    Iridium is the fastest growing full service MSS player

o    Number one provider of MSS to the US Government

                                   [GRAPHIC]

Source: Euroconsult 2007 Revenue estimate, Raymond James Equity Research 2008

                                                                             10

Superior Competitive Position
-------------------------------------------------------------------------------

Iridium has superior coverage and network advantages relative to competitors and is growing market share [

                                   [GRAPHIC]

Source: Euroconsult, Company Filings, and Raymond James Equity Research 2008

                                                                             11

Global, Premium, and Profitable
Iridium Position Relative to Competitors
-------------------------------------------------------------------------------

                                   [GRAPHIC]

Source: Iridium.

                                                                             12

Strong Presence in Critical Applications

Maritime

35% of commercial traffic in international waters



- Crew calling
- Fisheries mgmt
- Man-overboard
- High Speed Data
- SSAS

Subscribers up 27%

Aviation

18,000+ aircraft equipped



- Flight following
- Cockpit communications
- Air safety services

Subscribers up 42%

Government

~31,000 DoD subscribers



- Over-the Horizon
- Netted
- Blue Force Tracking
- Unattended Sensors

Subscribers Flat

Land/Mobile (Handsets)

214,000+ commercial voice subscribers



- Disaster Emergency/rescue operations
- In-Network calling
- Regional Pricing
- Quality Guarantee

Subscribers up 30%

Machine-to-Machine (Asset Tracking & Telemetry)

Low latency, and low cost critical global applications



- 150+ applications
- Fleet management
- Container tracking
- Oil and Gas telemetry
- Oceanographic data

Subscribers up 131%

Integral part of day-to-day operation of industry and governments iridium

Note: Subscriber growth reflects growth from 3Q07 to 3Q08

13

Defense Department Anchor Tenant Customer

Iridium is an embedded part of DoD communications infrastructure since inception, with many new opportunities for growth

- Unique high security network that complies with military standards
  - 100% global coverage, operated from single, secure gateway
  - Significant investment by Department of Defense in secure gateway
  - Large amount of Iridium user equipment in-place
- DoD anchor contract for service through its own secure gateway
  - Contract in place since 2000
  - New five year[(1)] contract signed in Q1 2008
  - Serves all branches of DoD plus other international and government users
  - Fixed fee per user, bulk access
  - Average minutes-of-use in excess of 7 million / month
- Increasingly wide range of Department of Defense embedded applications
  - Source of R&D funds for new products and services
  - Increasingly integrated into military platforms (e.g. aircraft, vehicles, submarines, helicopters)

Total Subscribers (9/30/08)


U.S. Government 10%
Commercial 90%

(1) As is customary for government contracts, Iridium's DoD contract is structured with a one-year term and four one-year options to extend.

iridium
14

Growth-Oriented Wholesale Distribution Model
-------------------------------------------------------------------------------

                                   [GRAPHIC]

A Growing Network of Iridium Partners Providing Solutions to End-Customers
Partners do Much of the Legwork in Developing New Products & Applications

                                                                             15

Iridium NEXT - Our Second Generation
-------------------------------------------------------------------------------

Iridium expects to fund the capital requirements ($2.7 billion) primarily from internally generated cash flows and proceeds from secondary payloads

Management sees no need for additional debt financing until 2014 given transaction with GHQ

Expected cumulative financing need through 2016 of approximately $300 million

o    Iridium has begun plans to replace current constellation

     o    Lockheed Martin and Thales Alenia competing for contract

o    Launches to begin around 2014

     o    New system has 15 year expected life

o    Maintain unique attributes - 66 satellite LEO architecture, inter-satellite links, global coverage, security, availability

o    Backward compatible for existing customers - maintains ongoing growth in existing cash flow base

o    Improved data speeds, subscriber technology, core technology improvements
     (batteries, processors, solar cells)

o    Valuable platform for global interconnected secondary payloads

                                                                             16

Opportunity to Share NEXT Infrastructure

Including  secondary  payloads on NEXT may significantly  defray overall capital costs

o    Significant  interest from  Government  and industry in sharing NEXT global networked communications infrastructure for space observation

o    Secondary payloads deployed on NEXT can revolutionize Earth sensing

     o    Unprecedented spatial and temporal coverage with 66 payloads

     o    Real-time data acquisition from on-board sensors

     o    Cost effective - < 20% the cost of dedicated satellites

o    Potential applications that could utilize NEXT secondary payload include military, earth observation, remote sensing and climate

                                                                              17

Summary Financial Statements

Iridium has successfully added subscribers rapidly and profitably over its operating history

($ in millions, subscriber data in thousands)	Years Ended December 31,						9 Months Ended Sep. 30,	
	2002	2003	2004	2005	2006	2007	2007 (2)	2008 (2)
Subscribers:								
Commercial	46.2	71.6	88.2	115.3	145.7	202.5	194.2	278.5
U.S. Government	13.0	21.9	26.6	27.6	28.5	31.7	31.1	30.9
Total Subscribers	**59.2**	**93.6**	**114.8**	**142.9**	**174.2**	**234.2**	**225.4**	**309.5**
% Growth	-	58%	23%	24%	22%	34%	-	37%
Revenues:								
Commercial	$21.8	$42.5	$49.6	$60.7	$77.7	$101.2	$73.2	$97.5
U.S. Government	39.3	39.1	45.1	48.3	50.8	57.9	41.9	48.8
Equipment	7.5	17.0	26.8	78.7	83.9	101.9	78.5	97.8
Total Revenues	**$68.6**	**$98.7**	**$121.5**	**$187.7**	**$212.4**	**$260.9**	**$193.6**	**$244.2**
% Growth	-	44%	23%	54%	13%	23%	-	26%
Gross Profit	**$53.6**	**$73.3**	**$87.1**	**$115.6**	**$143.6**	**$185.9**	**$136.1**	**$179.5**
% Growth	-	37%	19%	33%	24%	29%	-	32%
% Margin	78%	74%	72%	62%	68%	71%	70%	74%
Operational EBITDA (1)	**($32.9)**	**($19.4)**	**$3.5**	**$49.6**	**$54.2**	**$76.5**	**$57.8**	**$83.2**
% Growth	-	-	-	-	9%	41%	-	44%
% Margin	-48%	-20%	3%	26%	26%	29%	30%	34%
NEXT Costs	-	-	-	-	-	1.8	0.7	6.3
Non-Recurring Transaction Expenses	-	-	-	-	-	-	-	2.4
GAAP EBITDA	**($32.9)**	**($19.4)**	**$3.5**	**$49.6**	**$54.2**	**$74.7**	**$57.1**	**$74.6**
% Growth	-	-	-	-	9%	38%	-	31%
% Margin	-48%	-20%	3%	26%	26%	29%	29%	31%

(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized as well as non-recurring costs associated with financing activities including the GHQ transaction.

(2) Unaudited.

iridium

18

Iridium's Key Growth Strategies

Iridium's largely fixed cost business model allows a significant portion of any incremental new revenue to fall to the bottom line

Iridium Partners (1)



160
130
20
2001
2006
2008

- **Continued Growth in Subscribers and Market Share**
  - Superior service offering and coverage advantage
  - Network allows lower overall cost to end users
  - Exploit weaker competitors
  - Continued low churn as more devices "built in" to VAR offerings
- **Continued Introduction of New Products**
  - 90+ VARs creating new applications and integrating Iridium into their products
  - New handsets and lower-cost data modems
  - Expanding into high-speed data
  - New services ("push to talk" and iGPS)
- **Expanding Sales Coverage**
  - New geographic coverage through licensing in large, high-growth markets (e.g. China, Mexico, Russia)
  - Continually adding new VARs, service providers, manufacturers and developers
- **Exploiting Regulatory Mandates to Grow Current Markets**
  - Air transport safety
  - Fishing compliance
  - Vessel identification and tracking for security
  - Long-haul trucking driver safety

iridium

(1) Includes Iridium's service partners, value added resellers and value added manufacturers.

19

Transaction with GHQ Progressing to Plan

o    Iridium to become a publicly-listed company through a reverse acquisition transaction with GHL Acquisition Corp. ("GHQ")

o    Iridium sees significant benefits from the transaction

     o    Significant, immediate balance sheet enhancement

     o    More efficient ongoing access to capital

     o    Greater visibility and credibility with customers and suppliers

     o    Enhanced ability to attract, retain and motivate world-class talent

o    Transaction progressing according to plan

     o    Preliminary proxy statement filed with SEC on December 1st

     o    FCC published notice on November 26th, with comment deadline of
          December 29th

     o    Early termination under HSR granted on October 10th

                                                                              20

Transaction Summary

Acquirer	▪ GHL Acquisition Corp. ("GHQ")
Target	▪ Iridium Holdings LLC
Structure	▪ Acquisition
Consideration to Iridium Holders	▪ Cash: $100 million ($22.9 million upfront from Greenhill investment; $77.1 million upon closing from GHQ cash balances) ▸ Up to $15 million additional cash pre-closing from Iridium balances to meet pending tax obligations of certain sellers ▪ GHQ Shares: $360 million ▪ $30 million payment to compensate for tax basis step-up, payable 90 days after closing ▪ $22.9 million investment by Greenhill referenced above was made in October 2008 in form of convertible debt
Board of Directors	▪ 5 current Iridium outside directors plus CEO, 2 Greenhill, and 2 independent GHQ nominated directors ▪ Greenhill representative to serve as Chairman
Approvals	▪ Approval by GHQ shareholders (approval requires that less than 30% of public shareholders vote against transaction and elect conversion) ▪ Requisite regulatory approvals iridium

21

Transaction Summary (cont'd)

GHL Lockups	▪ Lockup on GHQ securities owned by GHL extended to 1 year (from 180 days), except sales via underwritten secondary offerings approved by Iridium Board after 6 months
Iridium Shareholder Lockups	▪ No sales of GHQ shares for 1 year, except sales via underwritten secondary offerings approved by Iridium Board after 6 months
Securities Forfeited by GHL	▪ 1.44 million GHQ founder shares held by GHL cancelled (bringing promote to 15% from approximately 17.5%) ▪ 8.37 million GHQ Founder Warrants held by GHL cancelled ▪ 2 million GHQ Private Placement Warrants held by GHL cancelled (6 million retained)
Tender Offer	▪ Tender offer for GHQ shares/warrants of $120 million (less payments made to "no voters") to close concurrent with closing of the transaction
Management Equity Incentives	▪ Current Iridium director and executive grants vest upon transaction closing ▪ New option grants made upon transaction closing to senior management totaling 2.0 million options with $10.50 strike price and 2.0 million options with $14.25 strike price iridium
22

Iridium Benefits from Greenhill Sponsorship

Why is Iridium entering the public markets through a reverse acquisition with
GHQ?

GHQ Represents a Unique Sponsor

     o    Sponsorship enhances appeal to prospective customers

     o    Greenhill telecom expertise and advice

     o    Greenhill investing track record generally and within the telecom space

     o    Long history of Greenhill public-company stewardship

     o    Greenhill expertise in issues inherent in transitioning high-quality organizations to public ownership

Efficient and Accelerated Approach to Entering Public Markets

     o    Limits management distraction or business disruption

Alignment of Interests

     o    $20.0 million Greenhill/staff investment in GHQ

     o    $22.9 million additional investment by Greenhill in Iridium prior to acquisition

                                                                              23

Transaction Valuation / Operating Comparison

The Iridium transaction represents an attractive valuation relative to the
Company's nearest competitor

Iridium's valuation is made even more attractive by its higher growth, lower leverage and superior network coverage

($ in millions, except per share and subscriber data)                      Iridium                             Inmarsat
                                                            Consideration         Fully-Distributed
                                                             to Existing           Post-Combination            Trading
                                                           Iridium Owners             Valuation               Valuation
Fully-Diluted Shares Issued/Outstanding                                38.3    (1)              83.9   (2)             459.0

x Share Price                                                         $8.94    (3)             $8.94   (3)             $6.79(3)

                                                          -------------------     -------------------     -------------------
Market Capitalization                                                $342.4                   $750.4                $3,118.5
Plus: Cash Acquisition Consideration                                   77.1                        -                       -
                                                          -------------------     -------------------     -------------------
Equity Valuation                                                     $419.5                   $750.4                $3,118.5
Plus: Net Debt                                                       $106.2    (4)           ($72.4)   (5)          $1,503.3

                                                          -------------------     -------------------     -------------------
Enterprise Valuation                                                 $525.6                   $678.0                $4,621.8
                                                          ===================     ===================     ===================
Enterprise Value / September 2008YTD Annualized EBITDA                 4.7x    (6)              6.1x  (6)                9.

================================================================================

September 2008 Total Subscribers / Active Terminals (Thousands)          309.5                 309.5                   241.6
% Growth from Year-Earlier                                                 37%                   37%                      4%
September 2008YTD Annualized Revenue                                    $325.6                $325.6                  $801.8(7)

% Growth from Year-Earlier                                                 26%                   26%               12%  ((8))
September 2008YTD Annualized EBITDA                              $111.0  ((6))                $111.0 (6)              $493.1(7)

% Growth from Year-Earlier                                                 44%                   44%               12%  ((8))
Net Debt / September 2008YTD Annualized EBITDA                      1.0x ((6))                  None (6)                3.0x

Network Coverage                                                        Global                Global           No Polar Coverage

(1)  Represents shares issued to Iridium's pre-combination holders, including shares issued assuming conversion of Greenhill's $22.9MM convertible note.

(2)  Fully-diluted post-transaction, post tender-offer share count, including all non-forfeited shares and warrants. Assumes no GHQ shareholders vote against the transaction and elect conversion. Based on treasury method.

(3)  As of 12/10/08. Source: Bloomberg.

(4)  As of 9/30/08.

(5)  Estimated post-transaction, post tender-offer cash balance (including estimated cash flows through 12/31/08).

(6)  Based upon Operational EBITDA, as defined elsewhere in this presentation.

(7)  Inmarsat annualized revenue and EBITDA reflect consensus analyst estimates for full-year 2008. Source: Bloomberg. 24

(8)  Represents growth rates in "core" Inmarsat business, excluding impact of acquisitions.

                                                                              24

Well-Positioned For the Future

The transaction allows Iridium to emerge as a public company with no net debt, ready to fund continuing growth

- **High quality business**
  - One of only two major players in the sector (Inmarsat the other)
  - Only provider with truly global service
  - US Department of Defense serves as long-term anchor customer
  - Valuable, global spectrum holdings
  - Satellite operations outsourced to Boeing
- **Substantial scale**
  - $111 million Operational EBITDA[(1)] based on September 2008YTD annualized
  - At inflection point on largely fixed cost model
- **Rapid growth**
  - 5 separate subscriber verticals, all growing
  - September 2008YTD Operational EBITDA[(1)] up 44% versus prior year
- **Attractive post-transaction valuation**
  - 6.1x trailing Operational EBITDA[(1)] based on annualized first half results (fully-distributed value, pro forma for transaction and GHQ warrants)
  - Inmarsat trading at 9.4x 2008 consensus estimated EBITDA
- **Valuation enhancement potential**
  - New products and applications
  - Brand enhancement from net debt-free balance sheet and public company status iridium

(1) Operational EBITDA excludes revenue and expenses associated with next generation constellation deployment that cannot be capitalized as well as non-recurring costs associated with financing activities including the GHQ transaction.

25